SUMMARY PROSPECTUS

Lord Abbett Emerging Markets Currency Fund

(formerly Lord Abbett Developing Local Markets Fund)

MAY 1, 2011

CLASS/TICKER
CLASS A	LDMAX	CLASS I	LDMYX
CLASS B	LDMBX	CLASS P	LDMPX
CLASS C	LDMCX	CLASS R2	LDMQX
CLASS F	LDMFX	CLASS R3	LDMRX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund at www.lordabbett.com/documentsandliterature. You can also get this information at no cost by calling 888-522-2388 (Option #2) or by sending an email request to literature@lordabbett.com. The current prospectus and statement of additional information dated May 1, 2011, as may be supplemented from time to time, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek high total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charges” on page 45 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 50 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)
Class	A	B	C	F, I, P, R2, and R3
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	5.00%	1.00%(2)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class	A	B	C	F	I	P	R2	R3
Management Fees	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.20%(3)	1.00%	0.88%(3)(4)	0.10%	None	0.45%	0.60%	0.50%
Other Expenses	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%
Total Annual Fund Operating Expenses	1.02%	1.82%	1.70%	0.92%	0.82%	1.27%	1.42%	1.32%

(1)

A CDSC of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)	These amounts have been updated from fiscal year amounts to reflect current fees and expenses.
(4)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. The example assumes a deduction of the applicable contingent deferred sales charge (“CDSC”), for the one-year, three-year, and five-year periods for Class B shares. Class B shares automatically convert to Class A shares after approximately eight years. The expense example for Class B shares for the ten-year period reflects the conversion to Class A shares. The first example assumes that you redeem all of your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable CDSC) would be as shown below. The second example assumes that you do not redeem and instead keep your shares.

SUMMARY – EMERGING MARKETS CURRENCY FUND

Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$327	$542	$776	$1,445	$327	$542	$776	$1,445
Class B Shares	$585	$873	$1,085	$1,927	$185	$573	$985	$1,927
Class C Shares	$173	$536	$923	$2,009	$173	$536	$923	$2,009
Class F Shares	$94	$293	$509	$1,131	$94	$293	$509	$1,131
Class I Shares	$84	$262	$455	$1,014	$84	$262	$455	$1,014
Class P Shares	$129	$403	$697	$1,534	$129	$403	$697	$1,534
Class R2 Shares	$145	$449	$776	$1,702	$145	$449	$776	$1,702
Class R3 Shares	$134	$418	$723	$1,590	$134	$418	$723	$1,590

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the fee table or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 113.50% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its objective, under normal circumstances, the Fund invests at least 80% of its net assets in instruments that provide investment exposure to the currencies of, and in fixed income instruments denominated in the currencies of, developing markets at the time of purchase. For purposes of this policy, the Fund considers a developing market to be any non-U.S. country, excluding those countries that have been classified by the World Bank as high-income member countries of the Organisation for Economic Co-operation and Development (“OECD”) for the past five consecutive years. Developing markets include countries in Asia, Africa, the Middle East, Latin America, and Europe.

Lord Abbett will determine the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and other specific factors. The Fund focuses on foreign currencies that it expects to appreciate versus the U.S. dollar (or versus other foreign currencies), in addition to foreign currencies that it expects to depreciate versus the U.S. dollar (or versus other foreign currencies). In pursuing its investment objective, the Fund may invest substantially in forward foreign currency contracts, which are a type of derivative instrument. Derivatives are financial instruments that derive their value from the

SUMMARY – EMERGING MARKETS CURRENCY FUND

value of an underlying asset, reference rate or index. In addition to forward contracts, the Fund also may invest in other types of derivatives, including options, futures contracts, and swap agreements.

A forward contract involves obligations of one party to purchase, and another party to sell, a specific amount of a currency (or a security or other financial instrument) at a future date, at a price established in the contract. When the Fund is invested substantially in forward foreign currency contracts and other derivative instruments, the Fund will not have a material portion of its assets invested in securities issued by issuers located in developing markets. The Fund will be required to segregate permissible liquid assets, or engage in other measures to cover the Fund’s obligations relating to such transactions. The Fund will invest these assets in U.S. fixed income instruments that would be expected to generate income for the Fund.

The Fund’s fixed income instruments may include the following: corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities or other obligations issued by states, provinces or local governments and their subdivisions, agencies, authorities and other government-sponsored enterprises; obligations of international agencies or supranational entities; and derivatives based on the return of fixed income instruments.

With respect to futures contracts or forward contracts that are contractually required to cash settle, the Fund will be permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. In the case of futures contracts or forward contracts that are not contractually required to cash settle, the Fund will be obligated to set aside liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) during the period of time while the contract positions are open. The Fund is not registered or subject to regulation as a commodity pool operator under the Commodity Exchange Act.

The Fund also may invest directly in foreign currencies or in securities denominated in, or that provide investment exposure to, foreign currencies; engage in foreign currency transactions on a spot (cash) basis; enter into foreign currency futures contracts; invest in options on foreign currencies and futures; obtain market exposure to the securities in which it primarily invests by entering

SUMMARY – EMERGING MARKETS CURRENCY FUND

into a series of purchase and sale contracts, or by using investment techniques, including buy backs and dollar rolls; hedge its exposure to developing country currencies (but is not required to do so); and invest in other types of fixed income instruments that may not be denominated in the currencies of developing markets and may not provide investment exposure to the currencies of developing markets.

The Fund also may invest up to 15% of its total assets in high yield debt securities (sometimes called “lower-rated bonds” or “junk bonds”). High yield debt securities are debt securities that are rated BB/Ba or lower by Moody’s Investors, Inc., Standard & Poor’s Rating Services, or Fitch Ratings (each, a Nationally Recognized Statistical Rating Organization (“NRSRO”)), or are unrated but determined by Lord Abbett to be of comparable quality.

Under normal market conditions, the Fund’s average portfolio duration is not expected to exceed eight years. However, the Fund’s average portfolio duration will vary from time to time.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund.

In addition to the risks of overall market movements and risks that are specific to an individual investment held by the Fund, the principal risks you assume when investing in the Fund include currency risk, the risks of investing in foreign markets, the risks of investing in derivatives, liquidity risk, the risks from leverage, interest rate risk, credit risk, the risk of changes in tax treatment, and the risks related to portfolio turnover. The Fund attempts to manage these risks through careful security selection and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk.

Foreign Currencies and Currency-Related Transaction Risk: The Fund is subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. The Fund’s use of currency-related transactions involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result, in addition to the Fund’s incurring transaction costs.

SUMMARY – EMERGING MARKETS CURRENCY FUND

Developing or Emerging Market Investments Risk: The securities markets of developing or emerging countries tend to be less liquid, be especially subject to greater price volatility, have a smaller market capitalization, and have less government regulation and may not be subject to as extensive and frequent accounting, financial, and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain developing or emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions.

Foreign Investments Risk: Foreign investments generally pose greater risks than domestic investments. Foreign markets and their investments may not be subject to the same degree of regulation as U.S. markets. In addition, key information about an issuer, security, or market may be inaccurate or unavailable. Securities clearance, settlement procedures and trading practices may be different, transaction costs may be higher, and there may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability that could affect investments in those countries.

Non-Diversified Risk: The Fund is a non-diversified mutual fund. This means that the Fund may invest a greater portion of its assets in, and own a greater amount of the voting securities of, a single issuer than a diversified fund. As a result, the value of the Fund’s investments may be more affected by a single economic, political or regulatory event than the value of the investments of a diversified mutual fund would be.

Liquidity Risk: The Fund may be exposed to liquidity risk from its investments in foreign securities, derivatives, or securities with substantial market and credit risk, because these investments may be difficult to buy or sell. Illiquid securities may lower the Fund’s returns because the Fund may be unable to sell these securities at its desired time or price.

Leverage Risk: Certain of the Fund’s transactions (including, among others, forward currency contracts and other derivatives, reverse repurchase agreements, and the use of when-issued, delayed delivery or forward commitment transactions) may give rise to leverage risk. The use of leverage may cause investors in the Fund to lose more money in adverse environments than would have been the case in the absence of leverage. There is no assurance that the Fund will be able to employ leverage successfully.

SUMMARY – EMERGING MARKETS CURRENCY FUND

Debt Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including interest rate risk. When interest rates rise, the prices of debt securities and an investment in the Fund are likely to decline.

Mortgage-Related and Other Asset-Backed Securities Risk: The value of these securities is particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as the value of other fixed income securities.

High-Yield Debt Securities Risk: High-yield debt securities, or junk bonds, may be more credit sensitive than interest rate sensitive. There also is the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with junk bonds.

Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives are subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, counterparty risk, and credit risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate, or index. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Fund’s assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an over-the-counter (“OTC”) contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. Because derivatives may involve a small amount of cash relative to the total amount of the transaction, the magnitude of losses from derivatives may be greater than the amount originally invested by the Fund. In addition, the Fund will be required to segregate permissible liquid assets to cover the Fund’s obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its requirements to segregate. Whether the Fund’s use of derivatives is successful will depend on, among other things, Lord Abbett’s ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If Lord Abbett incorrectly forecasts these and other factors, the Fund’s performance could suffer.

Portfolio Management Risk: The strategies used and securities selected by the Fund’s portfolio management may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not

SUMMARY – EMERGING MARKETS CURRENCY FUND

perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

Potential for Changes in Tax Treatment: The Fund intends to continue to qualify as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Under subchapter M, at least 90% of the Fund’s gross income for each taxable year must be “qualifying income.” The Fund believes that its investment strategies with respect to foreign currencies will generate qualifying income under current U.S. federal income tax law. The Code, however, expressly provides the U.S. Treasury Department with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund’s business of investing in stock or securities (or options and futures with respect thereto). While to date the U.S. Treasury Department has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive effect) that would treat some or all of the Fund’s foreign currency gains as nonqualifying income.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the Fund’s prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart and table show performance of the Fund during periods when the Fund operated under the name “Lord Abbett Global Income Fund,” and followed a global income strategy, primarily investing in high-quality and investment grade debt securities of domestic and foreign companies generally located in developed countries.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

SUMMARY – EMERGING MARKETS CURRENCY FUND

Bar Chart (per calendar year) — Class A Shares(1)

(1)

The Fund implemented its current investment strategy effective June 29, 2007. The performance of the Fund for periods prior to June 29, 2007 is not representative of the Fund’s current investment strategy.

Best Quarter 2nd Q ’09 +13.14%	Worst Quarter 4th Q ’08 -12.43%

The table below shows how the average annual total returns of the Fund’s Class A, B, C, F, I, P, R2, and R3 shares compare to a broad-based securities market index. The Fund’s average annual total returns include applicable sales charges as follows: for Class A shares, the current maximum front-end sales charge of 2.25%; for Class B shares, the current CDSC of 4.00% for the one-year period and 1.00% for the five-year period; and for Class C shares, the performance shown is at net asset value (“NAV”) because there is no CDSC for Class C shares for any period one year or greater. There are no sales charges for Class F, I, P, R2, and R3 shares. Class B shares automatically convert to Class A shares at approximately eight years after purchase. All returns for Class B shares for periods greater than eight years reflect this conversion.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

SUMMARY – EMERGING MARKETS CURRENCY FUND

Average Annual Total Returns (for the periods ended December 31, 2010)
Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance
Class A Shares
Before Taxes	3.48%	4.51%	5.36%	–
After Taxes on Distributions	1.93%	2.87%	3.56%	–
After Taxes on Distributions and Sale of Fund Shares	2.48%	2.90%	3.52%	–
Class B Shares	1.10%	4.18%	5.06%	–
Class C Shares	5.09%	4.35%	4.96%	–
Class F Shares	6.20%	–	–	5.00%	9/28/2007
Class I Shares	6.17%	5.39%	–	4.36%	10/19/2004
Class P Shares	5.87%	5.02%	5.49%	–
Class R2 Shares	5.54%	–	–	4.63%	9/28/2007
Class R3 Shares	5.49%	–	–	4.64%	9/28/2007
Index
JPMorgan Emerging Local Markets Index Plus (ELMI+) (reflects no deduction for fees, expenses, or taxes)	5.68%	8.15%	8.84%	8.29% 5.37%	10/31/2004(1) 9/30/2007(2)
(1) Corresponds with Class I period shown. (2) Corresponds with Class F, R2, and R3 periods shown.

INVESTMENT ADVISER

The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Manager. The portfolio manager primarily responsible for the day-to-day management of the Fund is:

Portfolio Manager/Title	Member of the Investment Management Team Since
Leah G. Traub, Portfolio Manager and Director	2007

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be

SUMMARY – EMERGING MARKETS CURRENCY FUND

issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gains distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors. Class P shares are closed to substantially all new investors.

Investment Minimums — Initial/Additional Investments
Class	A and C	F, P, R2, and R3	I
General	$1,000/No minimum	No minimum	$1 million minimum
IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/No minimum	N/A	N/A
SIMPLE IRAs	No minimum	N/A	N/A
Invest-A-Matic	$250/$50	N/A	N/A

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

TAX INFORMATION

A Fund’s distributions, if any, generally are taxable to you as ordinary income, capital gains or a combination of the two, and also may be subject to state and local taxes. Certain taxes on distributions may not apply to tax exempt investors or tax deferred accounts, such as a 401(k) plan or an IRA.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

SUMMARY – EMERGING MARKETS CURRENCY FUND

SEC File Number: 811-05476

00078332	LADLM-7SUM (5/11)